[logo - American Funds(R)]

The right choice for the long termSM

Capital World Growth and Income Fund

A seasoned approach

[cover photo: close-up of man working on violin]

Annual report for the year ended November 30, 2002

Capital World Growth and Income FundSM


Capital World Growth and Income Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Capital World Growth and Income Fund seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Contents
Letter to shareholders                                           1
The value of a long-term perspective                             5
A seasoned approach                                              6
Investment portfolio                                            12
Financial statements                                            27
Report of independent accountants                               38
Directors and officers                                          40
The American Funds family                               back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2002 (the most recent calendar quarter):

                                                                                                           Lifetime
                                                               1 year                 5 years           (since 3/26/93)

Class A shares reflecting 5.75%
maximum sales charge                                           -12.47%                +4.52%               +10.65%

The fund's 30-day yield for Class A shares as of December 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 2.56%. The fund's distribution rate for Class A shares as of that date was 2.20%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 39. Please see inside back cover for important information about other share classes. Please refer to americanfunds.com for the most current investment results.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

[photo inset: close-up of man working on violin]

FELLOW SHAREHOLDERS:

Global equity markets continued to struggle during Capital World Growth and Income Fund's 2002 fiscal year. Economic weakness persisted in the U.S. and elsewhere, casting a shadow over corporate earnings and weighing heavily on stock prices worldwide. The fund nevertheless weathered these difficulties well.

A strong gain in the first half of the fiscal year helped temper declines in the second half. For the full 12 months ended November 30, 2002, the fund posted a moderate decline of 4.2%, assuming you reinvested your quarterly dividends totaling 48 cents a share. Shareholders who took their dividends in cash had an income return of 2.0% and saw the value of their shares decline 6.1%.

Capital World Growth and Income Fund held up considerably better than its relevant benchmarks. The MSCI World Index, which measures major stock markets in 23 countries, fell 14.9% for the 12 months. The 308 global stock funds tracked by Lipper declined an average of 14.4%. Both returns assume reinvestment of distributions.

Over extended periods, the fund's dual growth-and-income strategy has proved beneficial, providing solid participation in rising markets and considerable resilience during periods of decline. That has certainly been true for this latest market cycle, as the table on page 2 shows. The fund generated strong returns during the surge of the late 1990s and fell about half as much as the World Index after that benchmark peaked in early 2000. For the entire low-to-low period, the fund actually gained 18.2%, while the World Index declined 17.5%. That meant that an investment in the fund did more than 40% better than an equivalent hypothetical investment in the index.


[Begin Sidebar]
RESULTS AT A GLANCE                                                      Average annual compound returns

(as of November 30, 2002, with                                                             Lifetime            Lifetime
     all distributions reinvested)                         1 year         5 years       (since 3/26/93)       total return

Capital World Growth and Income Fund                        -4.2%         +6.6%             +11.7%             +190.8%
Morgan Stanley Capital International
(MSCI) World Index1                                        -14.9          -0.5               +6.7               +87.0
Lipper global funds average2                               -14.4          +0.4               +6.7               +86.9

1 The MSCI World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses.
2 The Lipper global funds average consists of funds that invest at least 25% of their portfolios in securities traded outside of the United States. Lipper averages do not reflect the effects of sales charges.
[End Sidebar]

[Begin Sidebar]
HOLDING UP OVER A FULL MARKET CYCLE
(total returns)
                                            Low-to-high          High-to-low       Low-to-low
                                          10/5/98-3/27/00      3/27/00-10/9/02  10/5/98-10/9/02

CAPITAL WORLD GROWTH AND INCOME FUND          +59.5%               -25.9%            +18.2%
MSCI World Index                              +62.9                -49.4             -17.5
Lipper global funds average                   +83.7                -43.5              -1.3

Periods shown are determined by declines of 15% or greater in the unmanaged MSCI
World Index as of November 30, 2002. Returns for the World Index are in U.S.
dollars.
[End Sidebar]

GLOBAL MARKETS IN REVIEW

A burst of optimism early in the fiscal year proved to be short-lived as hopes dimmed for a sustained economic recovery in the U.S. Instead of the hoped-for resurgence, business investment remained in the doldrums, manufacturing slumped and consumer spending showed signs of flagging. Adding to the discouraging news for investors were reports of corporate scandals and accounting irregularities, as well as a potential war with Iraq. Although the declines were initially confined to a fairly narrow band of sectors -- including technology, telecommunications, pharmaceuticals and utilities -- investor pessimism eventually extended to broader markets. Matters improved in the fall of 2002 with positive economic news, but the resulting rally in October and November could not overcome these earlier declines. U.S. stocks finished the fiscal year down 17.2%,1 although most of the fund's U.S. investments held up considerably better.

1 Country returns are based on MSCI indexes for the year ended November 30, 2002, assume reinvestment of dividends, and are expressed in dollar terms except where noted.

European stocks traced a similar pattern. Most eurozone economies managed to avoid a recession (Germany was a notable exception), but anemic growth throughout the continent pushed equity prices broadly lower. Most markets posted double-digit declines for the year, although losses for U.S.-based investors were partially offset by an increase in the value of the euro, the British pound and other currencies against the dollar. Stock declines were particularly pronounced in Germany (-25.1%), which is struggling with entrenched unemployment and a record number of corporate bankruptcies. Among the fund's other large European exposures, the U.K. and the Netherlands fell 11.3% and 13.6%, respectively. Meanwhile, Norway, which declined 17.9% in kroner, posted a 0.1% gain when measured in U.S. dollars. For the fiscal year, the broader European index fell 12.8%.

Elsewhere, Canadian stocks fell a more moderate 10.7% for the year, reflecting that country's relatively resilient economy, while Japan extended its losses with a 14.0% decline. On a positive note, South Korea continued to attract investor interest, producing an unusually robust increase of 33.9%. Australia finished the year with a 2.8% return, boosted by substantial appreciation in the Australian dollar against its U.S. counterpart.

BUCKING THE TREND

Given the breadth of the downturn, Capital World Growth and Income Fund sustained relatively minor losses. Not every investment was immune, of course, but we are gratified to note that the majority of holdings did considerably better than the markets in which they are traded. Happily, nearly 40% of stocks held for more than a year rose in value, helping to mitigate declines affecting other holdings.

The fund benefited from renewed investor interest in more stable, dividend-focused companies. Banks, the largest industry concentration, generally contributed positively to returns; among sizable holdings, Allied Irish Banks, Washington Mutual, Alliance & Leicester and Bank of America appreciated in price. A rally in gold prices and several key mergers likewise boosted returns for a number of metals and mining companies, including Brazil's Vale do Rio Doce, Freeport-McMoRan of the U.S. and Gold Fields of South Africa. This last company, one of the world's largest gold mining concerns, rose 135%, making it one of the fund's biggest price gainers for the year. Because we had added to our investments in a number of attractive mining firms earlier in the period, the fund was well-positioned to capture those increases.

[Begin Pull Quote]
"Careful individual stock selection helped the fund withstand the strong downward trends of some industries."
[End Pull Quote]

Careful individual stock selection helped the fund withstand the strong downward trends of some industries: Samsung Electronics and Samsung SDI (technology); Nextel and AT&T (telecommunications); and Forest Labs (pharmaceuticals) each increased more than 50% in price. Together, these five companies account for close to 5% of net assets.

On the other side of the ledger, declines among insurance and other financial services stocks were a drag on returns. The weak equity environment soured investors on these sectors, dampening prices for ING Groep, AEGON and XL Capital. AOL Time Warner, another large investment, also fell sharply. We remained enthusiastic about the fundamental strengths of these companies; in many cases, we used the declines to add substantially to our positions.

A COMPANY-BY-COMPANY APPROACH

In keeping with its growth-and-income mandate, Capital World Growth and Income Fund emphasizes solid, established firms, many of which have a long history of paying steady dividends. The fund's investment universe is broad, but rather than choose securities by region or country, our focus has always been on individual companies. As a result of that bottom-up approach, the portfolio is broadly diversified. As of November 30, the fund held stocks of more than 240 companies based in over 30 countries. For a discussion of how we find investments for the fund, we invite you to read the article, "A seasoned approach," beginning on page 6.

DEALING WITH UNCERTAINTY

Looking ahead, there are glimmers of a recovery on the horizon. Productivity is still increasing and earnings have improved in selected industries. Inflation and interest rates remain low worldwide. The U.S. economy, which has been an engine for global growth, expanded at a robust 4% annualized rate in the third quarter of 2002. Nonetheless, progress is likely to be slow, and geopolitical concerns, not least the looming conflict with Iraq, have injected fresh uncertainties into the business and investment landscape.

[Begin Sidebar]
10 LARGEST INDIVIDUAL EQUITY HOLDINGS
                                                                    Percent of
                                      Country                       net assets

Philip Morris                         United States                   3.0%
AstraZeneca                           United Kingdom                  1.6
Nextel Communications                 United States                   1.5
Vale do Rio Doce                      Brazil                          1.4
ING Groep                             Netherlands                     1.3
Samsung SDI                           South Korea                     1.3
AEGON                                 Netherlands                     1.2
Scottish Power                        United Kingdom                  1.2
AOL Time Warner                       United States                   1.1
Shell Canada                          Canada                          1.0
[End Sidebar]

Longer term, we remain optimistic about the ability of well-managed companies to thrive in a variety of market conditions -- a resilience that should eventually be reflected in their share prices. Developments in Washington could prove beneficial as well. If the Bush administration's proposal to eliminate double taxation of dividends by making them tax-exempt is adopted, then sound, dividend-paying stocks could be even more attractive.

Finally, we are pleased to note that our shareholder family has continued to grow. Shareholder accounts stand at more than 650,000, an increase of 20% from the previous year, and represent a wide range of investors, including foundations, and 401(k) and college plans, in addition to individuals. We appreciate the confidence all our shareholders have placed in us and look forward to helping you meet your long-term financial goals.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Stephen E. Bepler
Stephen E. Bepler
President

January 13, 2003

[Begin Sidebar]
Where the fund's assets were invested
Percent by country as of November 30, 2002
[pie chart]
The Americas   39.6%
Europe         28.2
Asia/Pacific   16.3
Other           2.2
Bonds, cash
& equivalents  13.7
[end chart]
                                     Capital World          MSCI
                                       Growth and           World
                                       Income Fund          Index

o   The Americas                          39.6%             56.5%
        United States                     30.8              53.4
        Canada                             5.5               3.1
        Brazil                             1.8                --
        Mexico                             1.5                --

o   Europe                                28.2%             29.5%
        United Kingdom                     9.7               8.6
        Netherlands                        5.7               2.3
        Norway                             1.9               0.3
        Germany                            1.9               3.3
        France                             1.6               4.5
        Switzerland                        1.5               2.5
        Finland                            1.1               0.8
        Spain                              0.9               2.2
        Greece                             0.8               0.3
        Austria                            0.7               0.1
        Ireland                            0.6               0.3
        Sweden                             0.6               0.9
        Italy                              0.6               2.3
        Denmark                            0.5               0.3
        Other Europe                       0.1               0.8

o   Asia/Pacific                          16.3%             14.0%
        Japan                              5.0              10.5
        Hong Kong                          3.2               1.2
        Australia                          2.8               1.7
        Korea                              2.1                --
        India                              1.0                --
        Taiwan                             0.7                --
        Philippines                        0.5                --
        Other Asia/Pacific                 1.0               0.6

o   Other                                  2.2%               --

o   Bonds, cash & equivalents             13.7%               --

The MSCI World Index is weighted by market capitalization.
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

LOW EXPENSES, LOW TURNOVER RATE
(for the 12 months ended November 30, 2002)

Capital World Growth and Income Fund's expense ratio for Class A shares was 0.82% in fiscal 2002. That's only $82 for every $10,000 invested and substantially less than the 1.58% average expense ratio for global funds, as measured by Lipper.

The fund's turnover rate (the rate at which holdings are bought and sold) is also low, at 32%, keeping transaction costs and tax consequences contained. The average global fund, meanwhile, has a turnover rate of 107%, according to Lipper.

HOW A $10,000 INVESTMENT HAS GROWN
[mountain chart]

DATE         CAPITAL               MORGAN STANLEY          CAPITAL WORLD       U.S.               ORIGINAL
             WORLD GROWTH          CAPITAL                 GROWTH AND          CONSUMER           INVESTMENT
             AND INCOME            INTERNATIONAL           INCOME FUND         PRICE
             FUND with             WORLD INDEX             with dividends      INDEX
             dividends             with dividends          excluded/1/,/2/     (INFLATION)/3/
             reinvested/1/,/2/     reinvested

3/26/93      $9,425                $10,000                 $9,425              $10,000            $10,000

5/31/93*     $9,719                $10,837                 $9,719              $10,042            $10,000

8/31/93      $10,401               $11,475                 $10,313             $10,084            $10,000

11/30/93     $10,782               $10,924                 $10,625             $10,153            $10,000

2/28/94      $11,615               $12,062                 $11,388             $10,216            $10,000

5/31/94      $11,315               $11,936                 $11,044             $10,272            $10,000

8/31/94      $12,038               $12,501                 $11,656             $10,376            $10,000

11/30/94     $11,592               $11,982                 $11,131             $10,425            $10,000

2/28/95      $11,860               $12,097                 $11,293             $10,508            $10,000

5/31/95      $12,788               $13,242                 $12,094             $10,599            $10,000

8/31/95      $13,412               $13,598                 $12,558             $10,648            $10,000

11/30/95     $13,841               $14,260                 $12,850             $10,696            $10,000

2/29/96      $14,700               $15,042                 $13,553             $10,787            $10,000

5/31/96      $15,326               $15,673                 $14,031             $10,905            $10,000

8/31/96      $15,414               $15,379                 $13,947             $10,954            $10,000

11/30/96     $17,118               $17,004                 $15,362             $11,045            $10,000

2/28/97      $17,848               $17,136                 $15,936             $11,114            $10,000

5/31/97      $18,908               $18,427                 $16,782             $11,149            $10,000

8/31/97      $19,755               $18,892                 $17,380             $11,198            $10,000

11/30/97     $19,917               $19,212                 $17,414             $11,247            $10,000

2/28/98      $21,881               $21,351                 $19,050             $11,274            $10,000

5/31/98      $22,801               $22,198                 $19,763             $11,337            $10,000

8/31/98      $19,884               $19,671                 $17,104             $11,379            $10,000

11/30/98     $23,007               $23,138                 $19,676             $11,421            $10,000

2/28/99      $23,904               $24,151                 $20,375             $11,455            $10,000

5/31/99      $25,004               $25,203                 $21,214             $11,574            $10,000

8/31/99      $26,176               $26,263                 $22,063             $11,636            $10,000

11/30/99     $27,396               $28,141                 $23,014             $11,720            $10,000

2/29/00      $29,907               $28,765                 $25,027             $11,825            $10,000

5/31/00      $30,124               $28,718                 $25,119             $11,943            $10,000

8/31/00      $31,516               $29,799                 $26,121             $12,033            $10,000

11/30/00     $29,141               $26,067                 $24,016             $12,124            $10,000

2/28/01      $30,810               $24,728                 $25,334             $12,242            $10,000

5/31/01      $31,113               $24,514                 $25,404             $12,375            $10,000

8/31/01      $29,274               $22,316                 $23,786             $12,361            $10,000

11/30/01     $28,613               $21,975                 $23,111             $12,354            $10,000

11/30/02     $27,405               $18,697                 $21m693             $12,625            $10,000



AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment with all distributions reinvested)

CLASS A SHARES (reflecting 5.75% maximum sales charge)

                                              For periods ended
                                                  11/30/02

1 year                                             -9.72%
5 years                                            +5.34%
Lifetime (since 3/26/93)                          +10.97%

Results for other share classes can be found on page 39.

* For the period March 26 through May 31, 1993. 1 Results calculated with capital gains reinvested.

2 This figure, unlike those shown earlier, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. Results shown do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $25,000 or more.

3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

   The World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. Past results are not predictive of future results.
[end chart]


A SEASONED APPROACH

[photograph: close-up of violin]

The fund's investment professionals employ a time-tested strategy -- including fundamental global research and a bottom-up perspective -- to uncover a broad range of attractive securities for the portfolio.

[Begin Sidebar]
Capital World Growth and Income Fund focuses on established companies with proven records in good times and bad.
[End Sidebar]

[photographs: person making a violin]

Capital World Growth and Income Fund began operations nearly 10 years ago with an unusual premise for a global fund: It would emphasize stocks that offered attractive income in addition to potential growth. That focus has proved very rewarding. Over the years, the fund has provided shareholders with considerable downside resilience and attractive total returns.

In keeping with its conservative stance, the fund focuses on solid, established companies around the world, many of which have a long history of paying dividends. Sifting through the vast number of global opportunities can present a daunting task, but the people who manage your fund are more than up to the challenge. In their efforts to identify attractive individual companies for the portfolio, they are supported by the global research network of Capital Research and Management Company, investment adviser for all the American Funds.

That network includes scores of investment professionals, who travel millions of miles each year, calling on companies, as well as their customers, suppliers and competitors. Research analysts and portfolio counselors meet with industry and regional experts, economists and government officials. Most importantly, analysts communicate with each other, resulting in a broad base of knowledge. The sum of that expertise underpins the fund's portfolio.

On the following pages, we invite you to meet a number of the investment professionals involved with Capital World Growth and Income Fund. They discuss the benefits of our time-tested approach and what they look for in companies they consider for the fund.

A BOTTOM-UP RESEARCH STRATEGY

Today, many global mutual funds are managed with a top-down strategy -- meaning they invest almost exclusively based on macro events or themes of the day. By contrast, Capital World Growth and Income Fund invests globally from the bottom up. Our strategy is to thoroughly research and then carefully invest, one company at a time. This approach may require more resources, time and patience, but we believe the effort is well worth it.

"We spend a lot of time doing detailed company-by-company work because we believe it gives us insights that most other investors don't have," explains Gregg Ireland, a portfolio counselor who has been with the American Funds since the early 1970s. "I've been investing long enough to know that top-down factors -- such as unpredictable swings in interest rates or the dollar, or sudden changes in the political climate or economic cycles -- are fickle. They can change without notice. But the underlying strengths and intrinsic value of a large, well-run company are something a long-term investor can have more confidence in. That's our belief and that's why we focus our energy on getting to know companies very well and investing from the bottom up."

[Begin Sidebar]
DIFFERENT DRUMMERS

Although Capital World Growth and Income Fund maintains a long-term investment perspective, no stock is immune to short-term shifts in business and economic cycles. Broad diversification -- combined with careful stock selection -- has helped the fund moderate volatility; over time, it has also enhanced returns. The portfolio holds stocks of more than 240 companies based in over 30 countries and representing nearly three dozen industries.

EVERY ECONOMY MOVES AT ITS OWN PACE...
[line graph]

Real GDP growth

       U.S.  Japan   Eurozone   U.K.
1992   3.1%   0.9%      1.6%    0.2%
1993   2.7    0.3      -0.8     2.5
1994   4.0    0.9       2.4     4.7
1995   2.7    1.7       2.2     2.9
1996   3.6    3.6       1.4     2.6
1997   4.4    1.8       2.3     3.4
1998   4.3   -1.2       2.9     2.9
1999   4.1    0.8       2.8     2.4
2000   3.8    2.4       3.5     3.1
2001   0.3   -0.3       3.2     1.9
2002   2.5    0.1       0.8     1.6
2003   3.0    0.8       1.5     3.0

Source: International Monetary Fund and Capital Group. Figures for 2002 are estimates; those for 2003 are forecasts.
[end graph]

....AND BUSINESS CYCLES RARELY MOVE IN SYNC.
[line graph]

Total returns by industry

    Materials  Consumer   Bank     Technology
               staples
1996  11.15%     23.33%   14.93%     26.03%
1997  -8.95      22.11     8.62      27.69
1998  -2.26      22.79    12.08      41.36
1999  17.98     -11.2      8.2       82.65
2000 -15.06       4.81    -7.34     -21.2
2001   7.74      -5.52    -5.4      -34.07
2002  -2.7       -3.67    -1.28     -29.64

Source: MSCI World Industry indexes. Figures are as of 11/30 of each year. [end graph]
[End Sidebar]

A bottom-up perspective allows the fund's counselors to avoid getting swept up in market mania. It also helps them consider companies on their fundamentals, a point of view that can sometimes reveal underappreciated opportunities in countries where markets are suffering. Indeed, during the past fiscal year, many of the fund's holdings outpaced the markets in which they are traded.

[photograph: close-up of person tuning a violin]

A company-by-company approach also translates into broad diversification, which can be key to generating consistent returns. Steve Bepler, the fund's president and one of its six portfolio counselors, points out that, "spreading your investments among good companies in various sectors and countries can reduce volatility and the downside risk of the portfolio as a whole." The fund currently holds stocks of more than 240 companies, each chosen according to the convictions of at least one portfolio counselor or research analyst.

A CONSERVATIVE MANDATE

In seeking to meet the fund's growth-and-income objective, portfolio counselors generally look to companies that subscribe to more conservative business models -- including a solid balance sheet, judicious expansion strategies and good free cash flow, a portion of which is paid out to shareholders. Over the years, that conservative emphasis has led to concentrations in certain industries that particularly fit the bill.

[Begin Pull Quote]
 "Spreading your investments among good companies in various sectors and countries can reduce volatility and the downside risk of the portfolio as a whole."
[End Pull Quote]
[photograph: close-up of several violins lined up]

Banks have always been important to the fund. In addition to their typically high dividends, they are usually managed conservatively. In times of market adversity they have generally held up well and offered a measure of stability for the fund. Banks outside the U.S. have the added appeal of being less restricted in terms of the products and services they may offer their customers, allowing them to grow their profits from a broader base.

The Bank of Nova Scotia, for example, has been a successful longtime holding for the fund. "Fundamentally, the company is very solid. It has low expenses and management really sticks to doing what they know best," notes San Francisco-based portfolio counselor Carl Kawaja, who also follows banks as an analyst. "The bank has also paid a dividend every year since it was founded in the 1830s and has increased its dividend payouts in 27 of the past 29 years. Moreover, this may be Canada's most international financial institution, with a strong foothold in the Caribbean and branches in 50 countries."

Of course, the fund is not limited to traditionally conservative industries; research helps our analysts find attractive investments even among sectors perceived as risky, such as technology. Samsung SDI of South Korea, for example, is a leading maker of cathode ray tubes and display panels for televisions, computer monitors and mobile phones. According to Sung Lee, an American Funds technology analyst based in Tokyo, Samsung SDI's management runs a tight ship without stinting on innovation. "Management's focus on driving efficiency in its manufacturing operations has allowed them to increase productivity by 13% to 15% annually," he says. "That strategy has helped them gain market share and generate enormous cash flow." Part of that cash is reinvested in promising new technologies, while some is passed along to shareholders as dividends, making it particularly appropriate for the fund. The company is currently the fund's sixth largest holding, accounting for 1.3% of assets.

A LONG-TERM VISION

[photograph: close-up of violinists in concert]

Many of the fund's holdings are seasoned companies with the proven ability to survive tough times. Most have been able to do so by developing a clear vision of their future. Long-range planning gives companies a competitive edge and helps them emerge from difficult periods as leaders in their markets.

Food companies Nestle and Orkla, both longtime holdings, are good examples of forward-thinking businesses, with strategies mapped out decades into the future. Orkla is not well known in the U.S., but it is a leading consumer goods company in Scandinavia and northern Europe, with a diverse product line that includes popular brands of beverages, pizza and detergent. Its management actively works to develop new brands, and its recent merger with Carlsberg has broadened the company's consumer base.

Nestle, the world's largest food conglomerate, similarly tries to anticipate the shifting tastes and demographics of its end customers. "The unique position that Nestle enjoys today is the fruit of its carefully cultivated long-term outlook," says food analyst Didier Rheme, who is based in our Geneva office and is also a native Swiss. In particular, he notes that Nestle works hard to maximize its household name brand, a strategy it remains committed to in both strong and weak markets.

Didier's fellow analyst, Ray Joseph, Jr., who follows the insurance industry, agrees that it's critical for companies to make the effort to anticipate changes in the marketplace. "Whether or not management is building a brand for the future is a huge consideration when we are researching opportunities for the fund," he says. In the case of Allstate, the company has leveraged the brand recognition of its car insurance business to help it adapt to swings in the industry. "Everyone knows the `good hands' brand," he notes, "and the company is already the number two auto insurance company in America. By analyzing the market and researching its customer base, Allstate identified a demand for the personal financial products it now offers."

That long-term vision dovetails nicely with Capital World Growth and Income Fund's investment time horizon. "We don't attempt to predict where the market is going," says Gregg Ireland. "We focus on identifying strong companies that will grow in value over the long term -- ones whose stock prices will grow because their business is growing. You simply cannot know what will happen in the short term, but with a longer view and investments in good businesses, you have time on your side. We like companies that share our long-term philosophy."

GOOD DIVIDEND BEHAVIOR

Dividends, of course, are an important criterion for selecting securities. They have been central to the fund's relative resilience during market declines, and over time they have created real value for shareholders. In many cases, a company's ability to maintain or increase its dividend in a slumping market can entice investor interest and boost a company's market worth.

[Begin Sidebar]
A WEALTH OF EXPERIENCE

While no investor is immune to the vagaries of market sentiment, difficult times often highlight the benefits of a diversified investment approach. Our multiple portfolio counselor system, the investment strategy employed by all the American Funds, demonstrates those benefits. Capital World Growth and Income Fund's assets are divided among six portfolio counselors, each of whom brings a unique style to the process and a depth of investment experience ranging from 15 to 36 years. That diversity of outlooks has tended to eliminate extremes and contributed to the fund's consistently strong record. Multiple viewpoints, supported by the efforts of more than 40 research analysts -- most of whom manage assets as well -- can also help put market events in perspective.

                                    Years of             Years with
                                   investment             American
Portfolio counselor                experience               Funds

Stephen E. Bepler                      36                    29
Mark E. Denning                        20                    20
Timothy P. Dunn                        17                    12
Gregg E. Ireland                       30                    30
Carl M. Kawaja                         15                    11
Steven T. Watson                       15                    12
[End Sidebar]

[Begin Sidebar]
Dividends can provide fundamental clues about a company's longer term viability. [End Sidebar]

As mentioned earlier, industries with a tradition of paying dependable dividends make good candidates for the portfolio. Oil and gas companies, which account for close to 5% of assets, have a legacy of passing on a portion of their earnings to their shareholders despite the highly cyclical nature of their industry. As oil analyst Cathy Kehr notes, "A high dividend yield can help offset a temporary dip in share price." She mentions Royal Dutch/Shell Group, the entity co-owned by Royal Dutch Petroleum and "Shell" Transport and Trading. "Although both stocks declined in the past year, they fell considerably less than the broader market and were buffered by a combined yield in excess of 3%. What's more, oil prices averaged $25 a barrel in 2002, meaning cash flow should continue to be robust going forward -- a fact that may be underappreciated by the market at the moment." Both companies also raised their dividends in the past year.

From a research perspective, dividends have another benefit in that they provide fundamental clues about a company's longer term viability. "Companies that pay dividends are generally well-established and have demonstrated an understanding of the need to share profits with their shareholders," says Steve Bepler. "They also send a message that the management believes enough in its future to part with some of its cash. Companies that cannot or do not share cash profits with owners may be signaling that management is less confident about cash flow." That could suggest increased volatility down the line.

PUTTING IT ALL TOGETHER

In choosing prospects for the portfolio, the fund's counselors are ultimately on a quest for value: in search of fundamentally sound businesses whose stocks are attractively priced and have the potential to generate both dividend growth and capital appreciation over the long haul. That balance has added up impressively for shareholders -- one company at a time.

Capital World Growth and Income Fund
Investment portfolio, November 30, 2002

[begin pie chart]
Industry diversification (percent of net assets)

Banks                                            6.76 %
Beverages & tobacco                              6.27
Insurance                                        5.87
Metals & mining                                  5.34
Pharmaceuticals                                  5.31
Oil & gas                                        4.67
Diversified telecommunication services           4.67
Diversified financials                           4.05
Other industries                                43.32
Bonds & notes                                    2.00
Cash & equivalents                              11.74
[end pie chart]


                                                                                                Shares or principal     Market
                                                                                                             amount      value
Equity securities (common and preferred stocks and convertible debentures)                                                (000)

BANKS  -  6.76%
Washington Mutual, Inc. (USA)                                                                             2,850,000    102,543
Lloyds TSB Group PLC (United Kingdom)                                                                    10,231,000     86,335
ABN AMRO Holding NV (Netherlands)                                                                         4,085,606     70,094
Allied Irish Banks, PLC (Ireland)                                                                         3,843,725     54,253
Toronto-Dominion Bank (Canada)                                                                            2,544,700     54,106
Bank of America Corp. (USA)                                                                                 700,000     49,056
Hang Seng Bank Ltd. (Hong Kong)                                                                           3,300,000     35,863
Bank of Nova Scotia (Canada)                                                                              1,128,400     35,437
Societe Generale (France)                                                                                   620,000     34,881
National Australia Bank Ltd. (Australia)                                                                  1,509,703     27,698
Wachovia Corp. (USA)                                                                                        724,000     25,449
HBOS PLC (United Kingdom)                                                                                 2,241,371     24,283
Bank of the Philippine Islands (Philippines)                                                             32,568,480     23,764
Westpac Banking Corp. (Australia)                                                                         2,449,210     19,524
Royal Bank of Canada (Canada)                                                                               518,400     19,409
Alliance & Leicester PLC (United Kingdom)                                                                 1,268,900     16,185
HSBC Holdings PLC (Hong Kong)                                                                               672,282      7,888
HSBC Holdings PLC (United Kingdom)                                                                          492,268      5,839
Resona Holdings, Inc. (formerly Daiwa Bank Holdings, Inc.) (Japan) (1)                                   16,200,000      9,117
Mizuho Holdings, Inc. (Japan)                                                                                 6,780      7,576
Skandinaviska Enskilda Banken AB, Class A (Sweden)                                                          800,000      7,420
ICICI Bank Ltd. (ADR) (India)                                                                               259,000      1,554
ICICI Bank Ltd.                                                                                             260,200        718
Sanwa International Finance (Bermuda) Trust 1.25% convertible preferred 2005, units (Japan)             849,000,000      1,125
Australia and New Zealand Banking Group Ltd. (Australia)                                                     50,000        526


BEVERAGES & TOBACCO  -  6.27%
Philip Morris Companies Inc. (USA)                                                                        8,600,000    324,392
Foster's Group Ltd. (Australia)                                                                          30,138,140     78,677
R.J. Reynolds Tobacco Holdings, Inc. (USA)                                                                1,900,000     73,340
Orkla AS (Norway)                                                                                         2,985,714     51,530
Gallaher Group PLC (United Kingdom)                                                                       5,078,673     44,713
Imperial Tobacco Group PLC (United Kingdom)                                                               2,519,393     35,780
Swedish Match AB (Sweden)                                                                                 4,500,550     30,562
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                                         353,700     13,193
Coca-Cola HBC SA (Greece)                                                                                   712,182     10,690
UST Inc. (USA)                                                                                              200,000      6,440


INSURANCE  -  5.87%
AEGON NV (Netherlands)                                                                                    7,884,800    127,359
Berkshire Hathaway Inc., Class A (USA) (1)                                                                      944     68,251
Allstate Corp. (USA)                                                                                      1,700,000     66,351
XL Capital Ltd., Class A (USA)                                                                              605,000     50,058
QBE Insurance Group Ltd. (Australia)                                                                     10,405,615     46,634
PartnerRe Holdings Ltd. (multinational)                                                                     850,000     43,001
Mitsui Sumitomo Insurance Co., Ltd. (Japan)                                                               9,764,000     42,445
EULER & HERMES SA (formerly EULER) (France)                                                               1,796,848     37,686
Sompo Japan Insurance Inc. (formerly Yasuda Fire and Marine Insurance Co., Ltd.) (Japan)                  6,000,000     33,668
Mercury General Corp. (USA)                                                                                 650,000     25,675
Munchener Ruckversicherungs-Gesellschaft AG (Germany)                                                       175,000     24,388
NIPPONKOA Insurance Co., Ltd. (Japan)                                                                     3,725,000     13,519
Sun Life Financial Services of Canada Inc. (Canada)                                                         726,480     13,245
Millea Holdings, Inc. (Japan) (1)                                                                             1,546     11,890
Travelers Property Casualty Corp. 4.50% convertible subordinated note 2032 (USA)                       $ 12,500,000     11,735
Aioi Insurance Co. Ltd. (Japan)                                                                           5,561,000     10,432


METALS & MINING  -  5.34%
Cia. Vale do Rio Doce, preferred nominative (Brazil)                                                      4,983,800    126,624
Cia. Vale do Rio Doce (ADR)                                                                                 823,000     22,205
Barrick Gold Corp. (Canada)                                                                               6,090,000     89,340
Gold Fields Ltd. (South Africa)                                                                           6,500,000     70,017
Freeport-McMoRan Copper & Gold Inc., Class B (USA) (1)                                                    3,569,800     55,332
Phelps Dodge Corp. (USA) (1)                                                                              1,500,000     47,130
Gencor Ltd. (South Africa)                                                                                8,000,000     38,974
Xstrata PLC (United Kingdom) (1)                                                                          3,565,000     34,853
WMC Ltd. (Australia)                                                                                      7,143,900     33,297
Anglogold Ltd. (South Africa)                                                                               446,517     23,542
Newcrest Mining Ltd. (Australia)                                                                          6,000,000     19,428
Arcelor SA 3.875% convertible preferred 2005 (Luxembourg) (1)                                               410,000      8,395


PHARMACEUTICALS  -  5.31%
AstraZeneca PLC (Sweden)                                                                                  4,210,000    160,378
AstraZeneca PLC (United Kingdom)                                                                            325,000     12,365
Eli Lilly and Co. (USA)                                                                                   1,100,000     75,130
Forest Laboratories, Inc. (USA) (1)                                                                         525,420     56,393
Shionogi & Co., Ltd. (Japan)                                                                              3,841,000     52,661
Novo Nordisk A/S, Class B (Denmark)                                                                       1,675,000     51,585
Pfizer Inc (USA)                                                                                          1,444,000     45,544
Sepracor Inc. 5.75% convertible notes 2006 (USA)                                                       $ 30,000,000     18,675
Sepracor Inc. (1)                                                                                         1,850,000     17,686
Sepracor Inc. 5.75% convertible notes 2006 (2)                                                         $ 10,000,000      6,225
Bristol-Myers Squibb Co. (USA)                                                                              940,000     24,910
Pharmacia Corp. (USA)                                                                                       525,000     22,207
Elan Corp., PLC (ADR) (Ireland) (1)                                                                       3,055,500      7,455
Elan Finance Corp. Ltd. 0% convertible notes 2018                                                      $ 12,000,000      4,860
Sanofi-Synthelabo (France)                                                                                  175,000     10,333


OIL & GAS  -  4.67%
Shell Canada Ltd. (Canada)                                                                                3,418,100    106,534
"Shell" Transport and Trading Co., PLC (ADR) (United Kingdom)                                               800,000     30,848
Royal Dutch Petroleum Co. (Netherlands)                                                                     580,000     25,390
Royal Dutch Petroleum Co. (New York registered)                                                             460,000     20,033
Norsk Hydro AS (Norway)                                                                                   1,461,100     58,208
Petro-Canada (Canada)                                                                                     1,800,000     53,178
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR) (Brazil)                                    2,470,000     32,357
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                            1,160,000     14,059
Imperial Oil Ltd. (Canada)                                                                                1,500,000     42,195
Canadian Oil Sands Trust (Canada)                                                                         1,720,000     39,046
Sasol Ltd. (South Africa)                                                                                 2,189,100     25,598
ENI SpA (Italy)                                                                                           1,500,000     21,764
Husky Energy Inc. (Canada)                                                                                2,000,000     20,015
Unocal Corp. (USA)                                                                                          320,000      9,488


DIVERSIFIED TELECOMMUNICATION SERVICES  -  4.67%
Telekom Austria AG (Austria) (1)                                                                          8,740,000     79,057
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                                     1,996,600     64,370
Telefonos de Mexico, SA de CV 4.25% convertible debentures 2004                                         $ 9,220,000     11,052
SBC Communications Inc. (USA)                                                                             2,500,000     71,250
Swisscom AG (Switzerland)                                                                                   234,389     68,157
BCE Inc. (Canada)                                                                                         3,196,744     58,260
TELUS Corp. (Canada)                                                                                      2,926,045     27,786
TELUS Corp.                                                                                                 300,000      3,031
Koninklijke PTT Nederland NV (Netherlands) (1)                                                            4,480,100     29,748
Hellenic Telecommunications Organization SA (Greece)                                                      1,914,300     20,931
AT&T Corp. (USA)                                                                                            700,000     19,628
Telecom Italia SpA, nonvoting savings shares (Italy)                                                      3,492,100     18,814
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk., Class B (Indonesia)                     46,400,000     18,363
Sprint Corp. - FON Group, Series 1 (formerly Sprint FON Group) (USA)                                        500,000      7,290
WilTel Communications Group, Inc. (USA) (1)                                                                  50,590        678


DIVERSIFIED FINANCIALS  -  4.05%
ING Groep NV (Netherlands)                                                                                7,078,386    134,738
J.P. Morgan Chase & Co. (USA)                                                                             3,861,500     97,194
Housing Development Finance Corp. Ltd. (India)                                                            5,200,000     73,733
Housing Development Finance Corp. Ltd. (2)                                                                  470,000      6,664
Wharf (Holdings) Ltd. (Hong Kong)                                                                        14,000,000     29,532
Freddie Mac (USA)                                                                                           430,000     24,785
Swire Pacific Ltd., Class A (Hong Kong)                                                                   4,500,000     18,465
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)                                                        13,458,200     18,034
Household International, Inc. (USA)                                                                         550,000     15,785
SFCG Co., Ltd. (formerly Shohkoh Fund & Co., Ltd.) (Japan)                                                  167,380     13,378


WIRELESS TELECOMMUNICATION SERVICES  -  3.80%
Nextel Communications, Inc., Class A (USA) (1)                                                            7,400,000    101,750
Nextel Communications, Inc., Series D, 13.00% exchangeable preferred 2009 (1) (3)                            47,808     44,581
Nextel Communications, Inc. 5.25% convertible senior notes 2010                                        $ 25,000,000     18,344
Vodafone Group PLC (United Kingdom)                                                                      51,954,642     98,595
AT&T Wireless Services, Inc. (USA) (1)                                                                    9,250,000     69,837
Panafon SA (Greece)                                                                                       6,009,120     34,285
China Unicom Ltd. (China) (1)                                                                            20,409,600     15,572
KDDI Corp. (Japan)                                                                                            3,000      9,885
America Movil SA de CV, Series L (ADR) (Mexico)                                                             600,000      9,090
Crown Castle International Corp. 6.25% convertible preferred 2012 (USA) (1)                                 158,800      2,779
Crown Castle International Corp. (1)                                                                        158,157        626


REAL ESTATE  -  3.32%
Hongkong Land Holdings Ltd. (Hong Kong)                                                                  39,054,900     52,334
Sun Hung Kai Properties Ltd. (Hong Kong)                                                                  7,520,000     50,626
Hang Lung Properties Ltd. (Hong Kong)                                                                    47,950,000     44,885
Japan Real Estate Investment Corp. (Japan)                                                                    9,800     44,121
Plum Creek Timber Co., Inc. (USA)                                                                         1,027,500     25,020
Unibail (France)                                                                                            395,900     24,733
Unibail, warrants, expire 2004 (1)                                                                           16,600        227
Hang Lung Group Ltd. (Hong Kong)                                                                         27,500,000     22,921
Office Building Fund of Japan, Inc. (Japan)                                                                   4,620     22,269
Hysan Development Co. Ltd. (Hong Kong)                                                                   27,698,630     20,956
Kimco Realty Corp. (USA)                                                                                    525,000     16,459
Kerry Properties Ltd. (Hong Kong)                                                                        18,692,426     15,101
Great Eagle Holdings Ltd. (Hong Kong)                                                                     8,361,000      5,790
SM Prime Holdings, Inc. (Philippines)                                                                    52,885,000      5,046
Security Capital Global Realty (Luxembourg) (1) (2) (4)                                                     180,157      3,045
HKR International Ltd. (Hong Kong) (1)                                                                    4,824,800        903


ELECTRIC UTILITIES  -  3.02%
Scottish Power PLC (United Kingdom)                                                                      23,540,000    123,764
National Grid Transco PLC (formerly National Grid Group PLC) (United Kingdom)                            10,700,000     71,777
National Grid Transco PLC (ADR)                                                                             439,725     14,731
E.ON AG (Germany)                                                                                           775,000     33,433
Korea Deposit Insurance Corp. 2.25% convertible debentures 2005 (South Korea) (2)                      $ 17,700,000     21,262
American Electric Power Co., Inc. (USA)                                                                     700,000     19,894
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004 (USA)                                        365,400     18,500
Southern Co. (USA)                                                                                          700,000     18,312


PAPER & FOREST PRODUCTS  -  3.01%
Norske Skogindustrier ASA, Class A (Norway)                                                               6,145,000     97,252
UPM-Kymmene Corp. (Finland)                                                                               1,392,000     50,379
Stora Enso Oyj (ADR) (Finland)                                                                            2,715,750     32,182
Stora Enso Oyj, Class R                                                                                   1,000,000     12,226
Georgia-Pacific Corp., Georgia-Pacific Group (USA)                                                        1,998,300     41,425
Sappi Ltd. (South Africa)                                                                                 2,859,000     37,451
International Paper Co. (USA)                                                                               600,000     23,550
Holmen AB, Class B (Sweden)                                                                                 620,000     16,499
M-real Oyj, Class B (Finland)                                                                             1,294,602     10,487


FOOD PRODUCTS  -  2.69%
Nissin Food Products Co., Ltd. (Japan)                                                                    4,306,500     91,497
Koninklijke Numico NV, Class C (Netherlands)                                                              6,170,000     75,436
Nestle SA (Switzerland)                                                                                     335,000     67,727
H.J. Heinz Co. (USA)                                                                                        580,000     20,196
Unilever PLC (United Kingdom)                                                                             2,100,000     18,701
Groupe Danone (France)                                                                                      104,500     13,680


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.23%
Samsung SDI Co., Ltd. (South Korea)                                                                       1,828,080    134,001
Solectron Corp. (USA) (1)                                                                                 6,750,000     31,185
Solectron Corp. 7.25% convertible preferred 2004, units                                                $ 20,000,000     11,240
Solectron Corp. 0% LYON convertible notes 2020                                                         $ 12,964,000      7,989
Hoya Corp. (Japan)                                                                                          430,000     29,249
Orbotech Ltd. (Israel) (1)                                                                                1,035,500     17,676
Murata Manufacturing Co., Ltd. (Japan)                                                                      144,000      6,706
Kyoden Co., Ltd. (Japan)                                                                                    200,000        357


SPECIALTY RETAIL  -  2.21%
Lowe's Companies, Inc. (USA)                                                                              1,550,000     64,325
Dixons Group PLC (United Kingdom)                                                                        16,906,157     45,363
Limited Brands, Inc. (USA)                                                                                2,596,900     44,173
Gap, Inc. (USA)                                                                                           1,500,000     23,835
Gap, Inc. 5.75% convertible notes 2009 (2)                                                             $ 15,000,000     19,087
Kingfisher PLC (United Kingdom)                                                                           7,675,982     26,477
CarMax, Inc. (formerly Circuit City Stores, Inc. - CarMax Group) (USA) (1)                                  650,000     12,805


MEDIA  -  2.15%
AOL Time Warner Inc. (USA) (1)                                                                            7,360,000    120,483
Viacom Inc., Class B, nonvoting (USA) (1)                                                                   735,000     34,552
Comcast Corp., Class A (USA) (1)                                                                          1,132,250     26,540
Mediaset SpA (Italy)                                                                                      2,500,000     21,118
News Corp. Ltd., preferred (Australia)                                                                    2,263,667     13,531
SCMP Group Ltd. (Hong Kong)                                                                              22,480,671     10,017
Village Roadshow Ltd., Class A, 5.50% preferred (Australia)                                               6,313,407      2,723
Village Roadshow Ltd. (1)                                                                                   550,100        413
Village Roadshow Ltd., Class A, 5.50% preferred (2)                                                         671,512        290
United Pan-Europe Communications NV, convertible preferred (Netherlands) (1) (2) (4)                            100         22
United Pan-Europe Communications NV, warrants, expire 2007 (1) (4)                                           48,556          -
KirchPayTV GmbH & Co. KGaA, nonvoting (Germany) (1) (2) (4)                                               1,438,728          0


INDUSTRIAL CONGLOMERATES  -  1.50%
Tyco International Ltd. (USA)                                                                             4,750,000     84,740
General Electric Co. (USA)                                                                                1,875,000     50,812
JG Summit Holdings, Inc. 3.50% convertible bond 2003 (Philippines)                                     $ 26,000,000     24,960


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  1.46%
Samsung Electronics Co., Ltd. (South Korea)                                                                 225,000     72,945
Agere Systems Inc. 6.50% convertible notes 2009 (USA)                                                  $ 34,000,000     24,990
Agere Systems Inc., Class A (1)                                                                           6,465,156      8,922
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                                                 10,934,000     15,931
KLA-Tencor Corp. (USA) (1)                                                                                  300,000     13,251
Texas Instruments Inc. (USA)                                                                                500,000     10,055
Altera Corp. (USA) (1)                                                                                      481,600      6,998
ASML Holding NV (New York registered) (Netherlands) (1)                                                     250,000      2,789


CHEMICALS  -  1.31%
Dow Chemical Co. (USA)                                                                                    1,250,000     39,875
Lyondell Chemical Co. (USA)                                                                               2,750,000     39,353
DSM NV (Netherlands)                                                                                        834,828     37,591
BOC Group PLC (United Kingdom)                                                                            1,650,000     22,971


AUTOMOBILES  -  1.28%
Volkswagen AG, nonvoting preferred (Germany)                                                                968,910     28,700
Volkswagen AG                                                                                               402,500     16,363
Suzuki Motor Corp. (Japan)                                                                                2,100,000     22,214
Bayerische Motoren Werke AG (Germany)                                                                       617,000     20,975
General Motors Corp. (USA)                                                                                  500,000     19,850
Honda Motor Co., Ltd. (Japan)                                                                               450,000     16,956
Nissan Motor Co., Ltd. (Japan)                                                                            1,400,000     11,156


GAS UTILITIES  -  1.17%
Gas Natural SDG, SA (Spain)                                                                               5,219,500     99,717
NiSource Inc.  (USA)                                                                                        700,000     13,643
NiSource Inc. 0% convertible preferred 2004 (1)                                                              97,689        201
Australian Gas Light Co. (Australia)                                                                      1,000,000      5,714
NICOR Inc. (USA)                                                                                            175,000      5,514


COMPUTERS & PERIPHERALS  -  1.06%
International Business Machines Corp. (USA)                                                                 590,000     51,389
Hewlett-Packard Co. (USA)                                                                                 1,812,500     35,308
Sun Microsystems, Inc. (USA) (1)                                                                          4,000,000     17,164
Dell Computer Corp. (USA) (1)                                                                               309,050      8,830


MULTI-UTILITIES & UNREGULATED POWER  -  0.89%
Vivendi Universal 2.00% convertible preferred 2006, units (France)                                          550,000     31,435
Williams Companies, Inc. 9.00% FELINE PACS convertible preferred 2005, units (USA)                     $ 55,000,000     17,314
Williams Companies, Inc.                                                                                  3,787,300     10,036
Duke Energy Corp. (USA)                                                                                     986,700     19,477
El Paso Corp. (USA)                                                                                         750,000      6,390
United Utilities PLC (United Kingdom)                                                                       630,000      5,899
Calpine Corp. (USA) (1)                                                                                   1,000,000      4,430


OFFICE ELECTRONICS  -  0.81%
Xerox Corp. (USA) (1)                                                                                     6,500,000     56,680
Xerox Capital Trust II 7.50% convertible preferred 2021 (2)                                                 500,000     29,483


HEALTH CARE PROVIDERS & SERVICES  -  0.72%
Fresenius Medical Care AG, preferred (Germany)                                                            1,300,000     42,643
Fresenius Medical Care AG                                                                                   750,000     33,883


COMMERCIAL SERVICES & SUPPLIES  -  0.65%
Brambles Industries PLC (United Kingdom)                                                                  8,650,000     19,914
Hays PLC (United Kingdom)                                                                                12,411,771     19,065
Michael Page International PLC (United Kingdom)                                                           7,029,450     13,176
Robert Half International Inc. (USA) (1)                                                                    360,000      7,074
Chubb PLC (United Kingdom)                                                                                3,697,500      5,536
Brambles Industries Ltd. (Australia)                                                                      1,810,700      4,565


ELECTRICAL EQUIPMENT  -  0.57%
Hubbell Inc., Class B (USA)                                                                               1,000,000     35,940
ABB International Finance Ltd. 4.625% convertible bonds 2007 (Switzerland)                             $ 27,000,000     15,736
ABB Ltd (1)                                                                                               2,571,226      8,612


CONTAINERS & PACKAGING  -  0.56%
Sonoco Products Co. (USA)                                                                                 1,200,000     30,564
Smurfit-Stone Container Corp. (USA) (1)                                                                   1,974,200     28,784


HOUSEHOLD PRODUCTS  -  0.54%
Kimberly-Clark de Mexico, SA de CV, Class A (Mexico)                                                     23,396,100     57,082


OTHER  -  3.49%
Target Corp. (USA)                                                                                          997,500     34,693
Electrocomponents PLC (United Kingdom)                                                                    5,000,000     27,221
British Airways PLC (United Kingdom) (1)                                                                  9,719,500     24,946
Infosys Technologies Ltd. (India)                                                                           229,500     21,677
Loblaw Companies Ltd. (Canada)                                                                              630,000     21,654
Carnival Corp. (USA)                                                                                        700,000     19,635
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006, units                                      $ 19,000,000     19,513
 (formerly RC Trust I 8.25% convertible preferred 2006, units) (USA)
Sony Corp. (Japan)                                                                                          435,400     19,247
Microsoft Corp. (USA) (1)                                                                                   300,000     17,346
Newell Rubbermaid Inc. (USA)                                                                                500,000     15,860
Greek Organization of Football Prognostics SA (Greece)                                                    1,475,000     14,837
Nokia Corp. (ADR) (Finland)                                                                                 750,000     14,408
Asahi Diamond Industrial Co., Ltd. (Japan)  (5)                                                           3,950,000     14,175
Volvo AB, Class B (Sweden)                                                                                  716,100     13,521
Schlumberger Ltd. (USA)                                                                                     300,000     13,275
J D Wetherspoon PLC (United Kingdom)                                                                      4,700,000     13,269
Woolworths Ltd. (Australia)                                                                               2,010,245     12,748
Amazon.com, Inc. 6.875% PEACS convertible subordinated notes 2010 (USA)                              Euro15,000,000     11,369
Juniper Networks, Inc. 4.75% convertible subordinated notes 2007 (USA)                                 $ 10,000,000      7,638
Qantas Airways Ltd. (Australia)                                                                           3,375,000      7,165
Fluor Corp. (USA)                                                                                           257,900      7,072
IHC Caland NV (Netherlands)                                                                                 118,259      5,701
Corning Inc. 3.50% convertible debentures 2008 (USA)                                                    $ 7,000,000      5,381
Li & Fung Ltd. (Hong Kong)                                                                                4,150,000      4,577
Zhejiang Expressway Co. Ltd., Class H (China)                                                             9,039,300      3,130
Aristocrat Leisure Ltd. 5.00% convertible debentures 2006 (Australia) (2)                               $ 2,000,000      1,993
TI Automotive Ltd., Class A (United Kingdom) (1) (4)                                                      1,068,000          0


Miscellaneous  -  4.88%
Other equity securities in initial period of acquisition                                                               521,068


Total equity securities (cost: $8,907,927,000)                                                                       9,202,289



                                                                                                          Principal     Market
                                                                                                             amount      value
Bonds & Notes                                                                                                  (000)      (000)

WIRELESS TELECOMMUNICATION SERVICES  -  0.97%
AT&T Wireless Services, Inc. 8.125% 2012                                                                   $ 40,750   $ 39,196
AT&T Wireless Services, Inc. 7.875% 2011                                                                     10,270      9,877
Nextel Communications, Inc. 9.50% 2011                                                                       40,000     37,200
Nextel Communications, Inc. 0%/9.95% 2008 (6)                                                                12,175     11,323
American Cellular Corp. 9.50% 2009                                                                           20,000      3,800
SBA Communications Corp. 0%/12.00% 2008 (6)                                                                   2,825      1,497


DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.31%
Deutsche Telekom International Finance BV 8.50% 2010                                                         15,000     16,542
TeleWest PLC 11.00% 2007 (7)                                                                                 31,493      5,511
TELUS Corp. 8.00% 2011                                                                                        5,500      5,170
AT&T Corp 7.80% 2011                                                                                          4,000      4,088
NTL Inc. 11.50% 2006 (7)                                                                                     14,000      1,470


AIRLINES  -  0.21%
British Airways PLC 8.75% 2016                                                                          Pound17,500     22,403


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.14%
Solectron Corp. 9.625% 2009                                                                                $ 15,000     14,850


MEDIA  -  0.13%
Charter Communications Holdings, LLC 10.00% 2009                                                             27,500     13,750


MULTI-UTILITIES & UNREGULATED POWER  -  0.10%
El Paso Corp. 7.875% 2012 (2)                                                                                16,500     11,074


HEALTH CARE PROVIDERS & SERVICES  -  0.09%
HCA - The Healthcare Co. 8.75% 2010                                                                           9,000      9,793


ELECTRICAL EQUIPMENT  -  0.04%
Elektrim Finance BV 2.00% 2005 (4)                                                                       Euro 6,929      4,132


PAPER & FOREST PRODUCTS  -  0.01%
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (7)                                                           $ 3,050        862
Indah Kiat International Finance Co. BV 12.50% 2006 (7)                                                         550        184
APP International Finance Co. BV 11.75% 2005 (7)                                                              1,150        359



Total bonds and notes (cost: $245,797,000)                                                                             213,081



                                                                                                          Principal     Market
                                                                                                             amount      value
Short-term securities                                                                                          (000)      (000)
Corporate short-term notes  -  9.38%
Pfizer Inc 1.29%-1.62% due 12/19/2002-1/27/2003 (2)                                                        $ 75,000   $ 74,884
Svenska Handelsbanken 1.33%-1.70% due 12/30/2002-2/26/2003                                                   75,000     74,864
Danske Corp. 1.32%-1.76% due 12/23/2002-2/6/2003                                                             75,000     74,834
National Bank of New Zealand International Ltd. 1.32%-1.72% due 12/20/2002-2/21/2003 (2)                     75,000     74,799
HBOS Treasury Services PLC 1.33%-1.775% due 1/15-2/25/2003                                                   75,000     74,787
Toyota Motor Credit Corp. 1.29%-1.58% due 12/11/2002-1/17/2003 (2)                                           60,000     59,948
Spintab AB (Swedmortgage) 1.545%-1.75% due 12/12/2002-2/11/2003                                              56,500     56,366
Procter & Gamble Co. 1.27%-1.67% due 12/4-12/12/2002 (2)                                                     55,000     54,985
Societe Generale North America Inc. 1.31%-1.71% due 12/2/2002-2/12/2003                                      55,000     54,943
American Honda Finance Corp. 1.31%-1.75% due 12/9/2002-1/24/2003                                             55,000     54,911
Abbey National PLC 1.32%-1.70% due 12/10/2002-2/19/2003                                                      55,000     54,868
Edison Asset Securitization LLC 1.33%-1.70% due 1/6-1/9/2003 (2)                                             50,200     50,118
Triple-A One Funding Corp. 1.31%-1.75% due 12/2-12/5/2002 (2)                                                50,000     49,993
CDC Commercial Paper Corp. 1.52%-1.74% due 12/3-12/9/2002 (2)                                                50,000     49,991
Asset Securitization Cooperative Corp. 1.30%-1.76% due 12/17/2002-1/22/2003 (2)                              50,000     49,931
Bank of Ireland 1.30%-1.63% due 1/13-2/20/2003 (2)                                                           50,000     49,868
Bank of Nova Scotia 1.76% due 1/16/2003                                                                      25,000     24,942
Gaz de France 1.69% due 12/6/2002                                                                            16,000     15,995


Certificates of deposit  -  1.41%
Barclays Bank PLC 1.32%-1.35% due 1/24-2/10/2003                                                             75,000     74,997
ANZ (Delaware) Inc. 1.54% due 1/10/2003                                                                      50,000     50,002
Bank of Nova Scotia 1.70% due 1/30/2003                                                                      25,000     25,015


Federal agency discount notes  -  0.95%
Federal Home Loan Banks 1.25%-1.75% due 12/26-12/27/2002                                                     52,250     52,194
Fannie Mae 1.69%-1.695% due 12/24/2002-1/8/2003                                                              49,400     49,327




Total short-term securities (cost: $1,252,557,000)                                                                   1,252,562


Total investment securities (cost: $10,406,281,000)                                                                 10,667,932

New Taiwanese Dollar (cost: $5,492,000)                                                                  NT$178,815      5,159


Excess of payables and other liabilities over cash, receivables and other assets                                        (5,216)

Net assets                                                                                                         $10,667,875

(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5) The fund owns 5.46% of the outstanding voting securities of Asahi Diamond Industrial Co.,
    Ltd. and thus is considered an affiliate of this company under the Investment Company
    Act of 1940.
(6) Step bond; coupon rate will increase at a later date.
(7) Company not making interest payments;
    bankruptcy proceedings pending.

ADR = American Depositary Receipts

See Notes to Financial Statements


--------------------------------------------------------------------------------
Equity securities appearing in the portfolio since May 31, 2002:
--------------------------------------------------------------------------------

Description
ABB
AEGON
Alliance & Leicester
Anglogold
Australian Gas Light
Bayerische Motoren Werke
Brambles Industries Ltd.
Brambles Industries PLC
Bristol-Myers Squibb
Comcast
E.ON AG
El Paso
Electrocomponents
Greek Organization of Football Prognostics
Hang Lung Group
Honda Motor
Koninklijke PTT Nederland
Mizuho Holdings
PartnerRe Holdings
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk.
Sun Life Financial Services of Canada
Target
TELUS
Tyco International
Vivendi Universal
Volvo
WilTel Communications Group


--------------------------------------------------------------------------------
Equity securities eliminated from the portfolio since May 31, 2002:
--------------------------------------------------------------------------------
AIDA Engineering
American International Group
American Water Works Co.
Anglo American Platinum
Aon
ASE Test
Autoliv
Bank of Ireland
Becton, Dickinson and Co.
BHP Billiton
Bowater
Chinatrust Financial Holding Co.
Citigroup
Clear Channel Communications
CSX
DaimlerChrysler
Edison International
Elektrim
George Weston
Grupo Ferrovial
IndyMac Bancorp
Land Securities
Macromedia
Metsa-Serla Oyj
Nintendo
Nippon Sheet Glass
NTT DoCoMo
Pengrowth Energy Trust
Qwest Communications International
Scottish and Southern Energy
Statoil
Sumitomo Mitsui Banking
Swiss Re America Holding
Telecom Argentina STET-France Telecom
TXU
United Parcel Service
UnitedGlobalCom
WorldCom, Inc. - MCI Group

Capital World Growth and Income Fund, Inc.
Financial statements

Statement of assets and liabilities
at November 30, 2002
(dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $10,385,186)                                 $10,653,757
  Affiliated issuers (cost: $21,095)                                            14,175           $10,667,932
 Cash denominated in non-U.S. currencies
  (cost: $5,492)                                                                                       5,159
 Receivables for:
  Sales of investments                                                          31,990
  Sales of fund's shares                                                        23,703
  Dividends and interest                                                        34,059                89,752
 Other assets                                                                                            112
                                                                                                  10,762,955
Liabilities:
 Payables for:
  Purchases of investments                                                      63,775
  Repurchases of fund's shares                                                  17,151
  Investment advisory services                                                   3,561
  Services provided by affiliates                                                6,089
  Deferred Directors' compensation                                                 380                90,956
 Other liabilities                                                                                     4,124
                                                                                                      95,080
Net assets at November 30, 2002                                                                  $10,667,875

Net assets consist of:
 Capital paid in on shares of capital stock                                                      $10,450,112
 Undistributed net investment income                                                                  21,501
 Accumulated net realized loss                                                                       (64,087)
 Net unrealized appreciation                                                                         260,349
Net assets at November 30, 2002                                                                  $10,667,875

Total authorized capital stock - 1,000,000 shares, $.01 par value                             Net asset value
                                                Net assets          Shares outstanding          per share (1)

Class A                                        $10,016,411                     439,260                $22.80
Class B                                            218,812                       9,631                 22.72
Class C                                            178,529                       7,873                 22.68
Class F                                            146,834                       6,445                 22.78
Class 529-A                                         27,712                       1,217                 22.78
Class 529-B                                          5,096                         224                 22.74
Class 529-C                                          8,288                         365                 22.74
Class 529-E                                          1,173                          52                 22.77
Class 529-F                                            132                           6                 22.80
Class R-1                                              148                           6                 22.75
Class R-2                                            5,343                         235                 22.73
Class R-3                                            4,843                         213                 22.77
Class R-4                                            1,546                          68                 22.81
Class R-5                                           53,008                       2,324                 22.81

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $24.19 and $24.17, respectively.

See Notes to Financial Statements



Statement of operations
for the year ended November 30, 2002
(dollars in thousands)
Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $17,802; also includes
            $340 from affiliates)                                            $266,127
  Interest (net of non-U.S. withholding
            tax of $189)                                                       59,138              $325,265

 Fees and expenses:
  Investment advisory services                                                 44,829
  Distribution services                                                        28,847
  Transfer agent services                                                      10,007
  Administrative services                                                         463
  Reports to shareholders                                                         568
  Registration statement and prospectus                                           541
  Postage, stationery and supplies                                              1,106
  Directors' compensation                                                         198
  Auditing and legal                                                              110
  Custodian                                                                     2,946
  State and local taxes                                                           185
  Other                                                                            62
  Total expenses before reimbursement                                          89,862
   Reimbursement of expenses                                                        4                89,858
 Net investment income                                                                              235,407

Net realized gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                                 283,384
  Non-U.S. currency transactions                                               (2,849)              280,535
 Net unrealized depreciation on:
  Investments                                                              (1,005,386)
  Non-U.S. currency translations                                                 (509)           (1,005,895)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                           (725,360)
Net decrease in net assets resulting
 from operations                                                                                  $(489,953)



See Notes to Financial Statements





Statement of changes in net assets
 (dollars in thousands)
                                                                           Year ended            Year ended
                                                                         November 30,          November 30,
                                                                                 2002                  2001
Operations:
 Net investment income                                                       $235,407              $223,105
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                              280,535              (353,004)
 Net unrealized depreciation
  on investments and non-U.S. currency translations                        (1,005,895)              (73,210)
  Net decrease in net assets
   resulting from operations                                                 (489,953)             (203,109)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                                        (214,996)             (212,170)
 Distributions from net realized gain
  on investments                                                                    -            (1,194,254)
   Total dividends and distributions paid
    to shareholders                                                          (214,996)           (1,406,424)

Capital share transactions                                                    803,023             1,408,584

Total increase (decrease) in net assets                                        98,074              (200,949)

Net assets:
 Beginning of year                                                         10,569,801            10,770,750
 End of year (including undistributed
  net investment income: $21,501 and $4,217,
  respectively)                                                           $10,667,875           $10,569,801



See Notes to Financial Statements


Notes to financial statements


1.       Organization and significant accounting policies

Organization - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

On December 1, 2001, the fund began amortizing premium on fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in immaterial changes in the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealzed gains to provide for potential non- U.S. taxes payable upon the sale of these securities. As of November 30, 2002, non-U.S. taxes provided on unrealized gains were $1,186,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold; net capital losses and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of November 30, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $10,425,378,000.

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                 (dollars in thousands)
Undistributed net investment income and currency gains                          $34,218
Short-term and long-term capital loss deferrals                                (61,697)
Gross unrealized appreciation on investment securities                        1,513,152
Gross unrealized depreciation on investment securities                      (1,265,439)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $52,223,000 expiring in 2009 which reflects the utilization of a capital loss carryforward of $266,785,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $9,474,000, that were realized during the period November 1, 2002 through November 30, 2002.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended November 30, 2002
                              Distributions from ordinary income
Share class                                      Net investment income         Short-term capital gains
Class A                                                      $ 208,278                                -
Class B                                                          2,354                                -
Class C                                                          1,551                                -
Class F                                                          1,874                                -
Class 529-A(1)                                                     233                                -
Class 529-B(1)                                                      29                                -
Class 529-C(1)                                                      50                                -
Class 529-E(1)                                                       7                                -
Class 529-F(1)                                                      -*                                -
Class R-1(2)                                                         1                                -
Class R-2(2)                                                         8                                -
Class R-3(2)                                                        10                                -
Class R-4(2)                                                         1                                -
Class R-5(2)                                                       600                                -
Total                                                        $ 214,996                                -



                              Distributions from long-term                          Total distributions
Share class                                  capital gains                                         paid
Class A                                                  -                                    $ 208,278
Class B                                                  -                                        2,354
Class C                                                  -                                        1,551
Class F                                                  -                                        1,874
Class 529-A(1)                                           -                                          233
Class 529-B(1)                                           -                                           29
Class 529-C(1)                                           -                                           50
Class 529-E(1)                                           -                                            7
Class 529-F(1)                                           -                                           -*
Class R-1(2)                                             -                                            1
Class R-2(2)                                             -                                            8
Class R-3(2)                                             -                                           10
Class R-4(2)                                             -                                            1
Class R-5(2)                                             -                                          600
Total                                                    -                                    $ 214,996



Year ended November 30, 2001
                              Distributions from ordinary income
Share class                                      Net investment income         Short-term capital gains
Class A                                                      $ 210,693                                -
Class B                                                          1,124                                -
Class C(3)                                                         144                                -
Class F(3)                                                         209                                -
Total                                                        $ 212,170                                -




                              Distributions from long-term                        Total distributions
Share class                                  capital gains                                       paid
Class A                                        $ 1,187,842                                $ 1,398,535
Class B                                              6,412                                      7,536
Class C(3)                                               -                                        144
Class F(3)                                               -                                        209
Total                                          $ 1,194,254                                $ 1,406,424



*   Amount less than one thousand
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(2) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(3) Class C and F shares were offered beginning March 15, 2001.


4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.385% on such assets in excess of $17 billion. For the year ended November 30, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.419% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

------------------------------------------------ ----------------------------- -----------------------------
Share class                                       Currently approved limits            Plan limits
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Class A                                                     0.30%                         0.30%
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Class 529-A                                                  0.30                          0.50
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Classes B and 529-B                                          1.00                          1.00
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Classes C, 529-C and R-1                                     1.00                          1.00
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Class R-2                                                    0.75                          1.00
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Classes 529-E and R-3                                        0.50                          0.75
------------------------------------------------ ----------------------------- -----------------------------
------------------------------------------------ ----------------------------- -----------------------------
Classes F, 529-F and R-4                                     0.25                          0.50
------------------------------------------------ ----------------------------- -----------------------------

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2002, there were no unreimbursed expenses which remain subject to reimbursement for Class A or for Class 529-A.

Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

Expenses under the agreements described above for the year ended November 30, 2002, were as follows (dollars in thousands):


-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A          $25,675           $9,799        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B           1,734             208          Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C           1,105                               $199





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F            234                                 181
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A           35                                 30
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B           19                                  6
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           33                                 10
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E           2                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-F           -*                                 -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1            1                                   1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2            5                                   5
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3            4                                   3
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4            -*                                  1
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                           26
-----------------------------------------------------------------------
     *Amount less than one thousand.

Deferred Directors' compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No Affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended November 30, 2002
                                                                   Reinvestments of
                                                                      dividends and
Share class                        Sales(1)                           distributions
                                    Amount         Shares                    Amount           Shares
Class A                        $ 2,122,788         90,372                 $ 194,311            8,192
Class B                            130,869          5,543                     2,266               97
Class C                            198,372          8,536                     1,464               63
Class F                            202,758          8,645                     1,659               71
Class 529-A(2)                      29,154          1,224                       233               10
Class 529-B(2)                       5,290            225                        29                1
Class 529-C(2)                       8,700            366                        50                2
Class 529-E(2)                       1,210             52                         7               -*
Class 529-F(2)                         127              6                        -*               -*
Class R-1(3)                           182              8                         1               -*
Class R-2(3)                         5,622            261                         8                1
Class R-3(3)                         5,069            233                        10                1
Class R-4(3)                         1,571             72                         1               -*
Class R-5(3)                        60,666          2,447                       493               22
Total net increase
   (decrease) in fund          $ 2,772,378        117,990                 $ 200,532            8,460




Share class                    Repurchases(1)                     Net increase
                                      Amount        Shares              Amount        Shares
Class A                         $ (1,976,245)      (85,210)          $ 340,854        13,354
Class B                              (27,646)       (1,229)            105,489         4,411
Class C                              (62,951)       (2,813)            136,885         5,786
Class F                              (98,126)       (4,212)            106,291         4,504
Class 529-A(2)                          (375)          (17)             29,012         1,217
Class 529-B(2)                           (40)           (2)              5,279           224
Class 529-C(2)                           (81)           (3)              8,669           365
Class 529-E(2)                           (13)           (1)              1,204            51
Class 529-F(2)                             -             -                 127             6
Class R-1(3)                             (31)           (2)                152             6
Class R-2(3)                            (543)          (26)              5,087           236
Class R-3(3)                            (449)          (21)              4,630           213
Class R-4(3)                             (88)           (4)              1,484            68
Class R-5(3)                          (3,299)         (145)             57,860         2,324
Total net increase
   (decrease) in fund           $ (2,169,887)      (93,685)          $ 803,023        32,765



Year ended November 30, 2001
                                                                   Reinvestments of
                                                                      dividends and
Share class                        Sales(1)                           distributions
                                    Amount         Shares                    Amount           Shares
Class A                        $ 1,428,307         55,805               $ 1,325,361           51,354
Class B                             85,941          3,368                     7,377              287
Class C(4)                          54,740          2,195                       138                6
Class F(4)                          55,625          2,227                       192                9
Total net increase
   (decrease) in fund          $ 1,624,613         63,595               $ 1,333,068           51,656





Share class                   Repurchases(1)                     Net increase
                                     Amount        Shares              Amount       Shares
Class A                        $ (1,529,087)      (60,087)        $ 1,224,581       47,072
Class B                              (9,812)         (394)             83,506        3,261
Class C(4)                           (2,746)         (114)             52,132        2,087
Class F(4)                           (7,452)         (294)             48,365        1,942
Total net increase
   (decrease) in fund          $ (1,549,097)      (60,889)        $ 1,408,584       54,362




*   Amount less than one thousand
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002.
(3) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(4) Class C and F shares were offered beginning March 15, 2001.


6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of November 30, 2002, the total value of restricted securities was $613,662,000, which represents 5.75% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,988,245,000 and $3,094,130,000, respectively, during the year ended November 30, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended November 30, 2002, the custodian fee of $2,946,000 includes $31,000 that was offset by this reduction, rather than paid in cash.


Financial highlights (1)

                                                                     Income from investment operations(2)
                                                                                                 Net
                                          Net asset                                          (losses) gains
                                             value,                   Net              on securities             Total from
                                          beginning            investment             (both realized             investment
                                          of period                income             and unrealized)            operations
Class A:
 Year ended 11/30/2002                       $24.29                  $.52                     $(1.53)                $(1.01)
 Year ended 11/30/2001                        28.29                   .53                       (.90)                  (.37)
 Year ended 11/30/2000                        29.03                   .62                       1.20                   1.82
 Year ended 11/30/1999                        27.15                   .48                       4.17                   4.65
 Year ended 11/30/1998                        25.89                   .59                       3.12                   3.71
Class B:
 Year ended 11/30/2002                        24.21                   .27                      (1.45)                 (1.18)
 Year ended 11/30/2001                        28.21                   .31                       (.87)                  (.56)
 Period from 3/15/2000 to 11/30/2000          29.57                   .32                      (1.41)                 (1.09)
Class C:
 Year ended 11/30/2002                        24.18                   .20                      (1.40)                 (1.20)
 Period from 3/15/2001 to 11/30/2001          25.35                   .12                      (1.15)                 (1.03)
Class F:
 Year ended 11/30/2002                        24.27                   .31                      (1.34)                 (1.03)
 Period from 3/15/2001 to 11/30/2001          25.40                   .27                      (1.15)                  (.88)
Class 529-A:
 Period from 2/15/2002 to 11/30/2002          24.29                   .36                      (1.47)                 (1.11)
Class 529-B:
 Period from 2/21/2002 to 11/30/2002          23.96                   .23                      (1.13)                  (.90)
Class 529-C:
 Period from 2/22/2002 to 11/30/2002          23.98                   .23                      (1.15)                  (.92)
Class 529-E:
 Period from 3/4/2002 to 11/30/2002           25.12                   .31                      (2.28)                 (1.97)
Class 529-F:
 Period from 9/17/2002 to 11/30/2002          21.79                   .08                       1.07                   1.15
Class R-1:
 Period from 6/7/2002 to 11/30/2002           25.08                   .14                      (2.37)                 (2.23)
Class R-2:
 Period from 6/7/2002 to 11/30/2002           25.08                   .13                      (2.35)                 (2.22)
Class R-3:
 Period from 6/6/2002 to 11/30/2002           25.42                   .17                      (2.52)                 (2.35)
Class R-4:
 Period from 6/27/2002 to 11/30/2002          23.78                   .20                      (1.02)                  (.82)
Class R-5:
 Period from 5/15/2002 to 11/30/2002          26.11                   .30                      (3.27)                 (2.97)





                                          Dividends and distributions

                                            Dividends
                                            (from net      Distributions                                      Net asset
                                           investment      (from capital                       Total         value, end
                                               income)             gains)              distributions          of period
Class A:
 Year ended 11/30/2002                          $(.48)               $ -                       $(.48)            $22.80
 Year ended 11/30/2001                           (.50)             (3.13)                      (3.63)             24.29
 Year ended 11/30/2000                           (.58)             (1.98)                      (2.56)             28.29
 Year ended 11/30/1999                           (.48)             (2.29)                      (2.77)             29.03
 Year ended 11/30/1998                           (.58)             (1.87)                      (2.45)             27.15
Class B:
 Year ended 11/30/2002                           (.31)                 -                        (.31)             22.72
 Year ended 11/30/2001                           (.31)             (3.13)                      (3.44)             24.21
 Period from 3/15/2000 to 11/30/2000             (.27)                 -                        (.27)             28.21
Class C:
 Year ended 11/30/2002                           (.30)                 -                        (.30)             22.68
 Period from 3/15/2001 to 11/30/2001             (.14)                 -                        (.14)             24.18
Class F:
 Year ended 11/30/2002                           (.46)                 -                        (.46)             22.78
 Period from 3/15/2001 to 11/30/2001             (.25)                 -                        (.25)             24.27
Class 529-A:
 Period from 2/15/2002 to 11/30/2002             (.40)                 -                        (.40)             22.78
Class 529-B:
 Period from 2/21/2002 to 11/30/2002             (.32)                 -                        (.32)             22.74
Class 529-C:
 Period from 2/22/2002 to 11/30/2002             (.32)                 -                        (.32)             22.74
Class 529-E:
 Period from 3/4/2002 to 11/30/2002              (.38)                 -                        (.38)             22.77
Class 529-F:
 Period from 9/17/2002 to 11/30/2002             (.14)                 -                        (.14)             22.80
Class R-1:
 Period from 6/7/2002 to 11/30/2002              (.10)                 -                        (.10)             22.75
Class R-2:
 Period from 6/7/2002 to 11/30/2002              (.13)                 -                        (.13)             22.73
Class R-3:
 Period from 6/6/2002 to 11/30/2002              (.30)                 -                        (.30)             22.77
Class R-4:
 Period from 6/27/2002 to 11/30/2002             (.15)                 -                        (.15)             22.81
Class R-5:
 Period from 5/15/2002 to 11/30/2002             (.33)                 -                        (.33)             22.81






                                                                                       Ratio of                   Ratio of
                                                                Net assets,            expenses                 net income
                                                              end of period          to average                 to average
                                                 Total         (in millions)         net assets                 net assets
                                             return (3)
Class A:                                                            $10,016                .82%                      2.22%
 Year ended 11/30/2002                           (4.22)%             10,346                 .78                       2.05
 Year ended 11/30/2001                           (1.81)              10,716                 .79                       2.08
 Year ended 11/30/2000                            6.37               10,022                 .79                       1.93
 Year ended 11/30/1999                           19.08                8,515                 .78                       2.25
 Year ended 11/30/1998                           15.51
Class B:                                                                219                1.59                       1.47
 Year ended 11/30/2002                           (4.93)                 126                1.56                       1.21
 Year ended 11/30/2001                           (2.57)                  55                1.55     (5)               1.45      (5)
 Period from 3/15/2000 to 11/30/2000             (3.73)
Class C:                                                                179                1.65                       1.43
 Year ended 11/30/2002                           (4.95)                  50                1.78     (5)                .73      (5)
 Period from 3/15/2001 to 11/30/2001             (4.08)
Class F:                                                                147                 .91                       2.17
 Year ended 11/30/2002                           (4.29)                  47                 .92     (5)               1.55      (5)
 Period from 3/15/2001 to 11/30/2001             (3.45)
Class 529-A:                                                             28                1.03     (5)               2.08      (5)
 Period from 2/15/2002 to 11/30/2002             (4.61)
Class 529-B:                                                              5                1.79     (5)               1.31      (5)
 Period from 2/21/2002 to 11/30/2002             (3.82)
Class 529-C:                                                              8                1.77     (5)               1.33      (5)
 Period from 2/22/2002 to 11/30/2002             (3.90)
Class 529-E:                                                              1                1.23     (5)               1.85      (5)
 Period from 3/4/2002 to 11/30/2002              (7.88)
Class 529-F:                                                           - (4)                .20                        .39
 Period from 9/17/2002 to 11/30/2002              5.33
Class R-1:                                                             - (4)                .80     (6)                .66
 Period from 6/7/2002 to 11/30/2002              (8.85)
Class R-2:                                                                5                 .79     (6)                .61
 Period from 6/7/2002 to 11/30/2002              (8.80)
Class R-3:                                                                5                 .60     (6)                .80
 Period from 6/6/2002 to 11/30/2002              (9.25)
Class R-4:                                                                2                 .38     (6)                .92
 Period from 6/27/2002 to 11/30/2002             (3.42)
Class R-5:                                                               53                 .56     (5)               2.48      (5)
 Period from 5/15/2002 to 11/30/2002            (11.37)




Year ended November 30
                                                                     2002    2001       2000         1999         1998

Portfolio turnover rate for all classes of shares                    32%     45%        41%          34%          39%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services.
    Had CRMC not paid such fees, expense ratios would have been 1.41%, .93%, .69% and .46% for classes R-1, R-2, R-3 and R-4, respectively. Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.

Report of independent accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2002, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LP


Los Angeles, California
December 31, 2002


Tax Information (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended November 30, 2002 is $17,991,000. Foreign source income earned by the fund for the fiscal year ended November 30, 2001 was $208,518,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 40.9% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


Other share class results (unaudited)

Class B, Class C, Class F and Class 529
Returns for periods ended December 31, 2002 (the most recent calendar quarter):

                                                                             1 year         Life of class
Class B shares
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within
     six years of purchase                                                   -12.40%           -5.92%1
Not reflecting CDSC                                                           -7.86            -4.731

Class C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                           -8.81            -6.122
Not reflecting CDSC                                                           -7.90            -6.122

Class F shares3
Not reflecting annual asset-based fee
     charged by sponsoring firm                                               -7.28            -5.392

Class 529-A shares
Reflecting 5.75% maximum sales charge                                         --              -11.904
Not reflecting maximum sales charge                                           --               -6.534

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%,
     payable only if shares are sold within
     six years of purchase                                                    --              -10.485
Not reflecting CDSC                                                           --               -5.845

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase                           --               -6.846
Not reflecting CDSC                                                           --               -5.916

Class 529-E shares3
Total return                                                                  --               -9.787

Class 529-F shares
Results for Class 529-F shares are not shown because of the brief time between their initial sales and the end of the period.

1Average annual compound return from March 15, 2000, when Class B shares were first sold. 2Average annual compound return from March 15, 2001, when Class C and F shares were first sold. 3These shares are sold without any initial or contingent deferred sales charge. 4Total return from February 15, 2002, when
Class 529-A shares were first sold. 5Total return from February 21, 2002, when
Class 529-B shares were first sold. 6Total return from February 22, 2002, when
Class 529-C shares were first sold. 7Total return from March 4, 2002, when Class
529-E shares were first sold.

BOARD OF DIRECTORS AND OFFICERS

"NON-INTERESTED" DIRECTORS

                                             Year first
                                              elected a
                                             Director of
Name and age                                  the fund1       Principal occupation(s) during past five years

H. Frederick Christie, 69                       1993          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Merit E. Janow, 44                              2001          Professor, Columbia University, School of International and Public
                                                              Affairs

Mary Myers Kauppila, 48                         1993          Private investor; Chairman of the Board and CEO, Ladera Management
                                                              Company (venture capital and agriculture); former owner and President,
                                                              Energy Investment, Inc.

Gail L. Neale, 67                               1993          President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O'Neill, Ph.D., 66                    1993          Chairman of the Council, Australian Strategic Policy Institute;
                                                              Adjunct Professor in Strategic and Defense Studies Center, Australian
                                                              National University; former Chichele Professor of the History of War;
                                                              former Fellow of All Souls College, University of Oxford

Donald E. Petersen, 76                          1993          Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 60                           1993-1996       Actor; Founder and President, The William Holden
                                                1997          Wildlife Foundation

Frank Stanton, 94                               1993          Retired; former President, CBS Inc. (1946-1973)

Steadman Upham, 53                              2001          President and University Professor of Archaeology, Claremont Graduate
                                                              University Education

Charles Wolf, Jr., Ph.D., 78                    1993          Senior Economic Adviser and Corporate Fellow in International
                                                              Economics, The RAND Corporation; former Dean, The RAND Graduate School

"NON-INTERESTED" DIRECTORS

                                             Number of
                                          boards within the
                                             fund complex2
                                              on which
Name and age                               Director serves    Other directorships3 held by Director

H. Frederick Christie, 69                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Merit E. Janow, 44                                2           None

Mary Myers Kauppila, 48                           5           None

Gail L. Neale, 67                                 5           None

Robert J. O'Neill, Ph.D., 66                      3           None

Donald E. Petersen, 76                            2           Axicon Technologies, Inc.

Stefanie Powers, 60                               2           None

Frank Stanton, 94                                 2           American Health Companies, Inc.; Sony Music Entertainment, Inc.

Steadman Upham, 53                                2           None

Charles Wolf, Jr., Ph.D., 78                      2           None

"INTERESTED" DIRECTORS4

                                             Year first
                                             elected a          Principal occupation(s) during past five years
Name, age and                            Director or officer    and positions held with affiliated entities or the
position with fund                          of the fund1        principal underwriter of the fund

Gina H. Despres, 61                             1999            Senior Vice President, Capital Research and
Chairman of the Board                                           Management Company; Vice President,
                                                                Capital Strategy Research, Inc.5

Paul G. Haaga, Jr., 54                          1993            Executive Vice President and Director,
Vice Chairman of the Board                                      Capital Research and Management Company; Director, American Funds
                                                                Distributors, Inc.5

"INTERESTED" DIRECTORS4

                                             Number of
                                          boards within the
                                            fund complex2
Name, age and                                 on which
position with fund                         Director serves      Other directorships3 held by Director

Gina H. Despres, 61                               4             None
Chairman of the Board

Paul G. Haaga, Jr., 54                           17             None
Vice Chairman of the Board

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 Company affiliated with Capital Research and Management Company.

OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                            the fund1       underwriter of the fund

Stephen E. Bepler, 60                           1993          Senior Vice President, Capital Research Company5
President

Mark E. Denning, 45                             1993          Director, Capital Research and Management
Senior Vice President                                         Company; Director, The Capital Group Companies, Inc.;5 Senior Vice
                                                              President, Capital Research Company;5 Director, Capital International
                                                              Limited5

Gregg E. Ireland, 53                            1999          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company

Jeanne K. Carroll, 54                           2001          Senior Vice President, Capital Research Company5
Vice President

Carl M. Kawaja, 38                              1997          Senior Vice President and Director, Capital Research
Vice President                                                Company5

Steven T. Watson, 47                            2001          Senior Vice President and Director, Capital Research
Vice President                                                Company5

Vincent P. Corti, 46                            1993          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. Marcia Gould, 48                             1994          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 35                             2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company (Please
write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY  10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent accountants
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Growth and Income Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.09%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.



[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. WGI-011-0103

Litho in USA CD/CG/6041

Printed on recycled paper